UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2016 (June 3, 2016)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Dismissal of Independent Registered Public Accounting Firm

On June 3, 2016, Pacific Premier Bancorp, Inc. (the “Company”) notified Vavrinek, Trine, Day & Co., LLP (“VTD”) that the Company would no longer be retaining VTD as the Company’s independent registered public accounting firm effective as of June 3, 2016. The decision to change the Company’s independent registered accounting firm was the result of a request for proposal process in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select an independent registered public accounting firm.

The audit reports of VTD on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and December 31, 2014, (i) there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to VTD’s satisfaction, would have caused VTD to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided VTD with a copy of the disclosures in this Current Report on Form 8-K prior to filing with the U.S. Securities and Exchange Commission (“SEC”) and has requested that VTD furnish it with a letter addressed to the SEC indicating whether VTD agrees with the disclosures included herein. A copy of VTD’s letter dated June 9, 2016 is attached as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On June 3, 2016, based upon the recommendation and approval of the Company’s Audit Committee, the Company engaged Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 effective as of June 3, 2016. During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through June 3, 2016, neither the Company, nor anyone on the Company’s behalf, consulted with Crowe Horwath LLP regarding any matter set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

16.1	Letter to the U.S. Securities and Exchange Commission from Vavrinek, Trine, Day & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	June 9, 2016	By:	/s/ STEVE GARDNER
Steve Gardner
Chairman, President & Chief Executive Officer